UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

American Learning Corporation

(Exact name of registrant as specified in its charter)

New York	0-14807	11-2601199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

American Learning Corporation (the “Company”) announced that the delisting of its common stock from the NASDAQ Stock Market LLC became effective at the close of trading today. The Company’s common stock will begin trading on the OTCQB Marketplace (“OTCQB”) under the ticker symbol “ALRN” commencing Monday, March 25, 2013. Investors will be able to view the Real Time Level II stock quotes for ALRN at http://www.otcmarkets.com/stock/ALRN/quote.

The move to OTCQB does not change the Company’s reporting obligations with the U.S. Securities and Exchange Commission pursuant to the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended. Accordingly, the Company will continue to file its Quarterly Reports on Form 10-Q, Annual Report on Form 10-K and Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of American Learning Corporation, dated March 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEARNING CORPORATION

Date: March 22, 2013	By:	/s/ Gary Gelman
Gary Gelman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of American Learning Corporation, dated March 22, 2013.